Scheduled Maturities of Long-Term Debt (Detail) - Mar. 31, 2015 ₨ in Millions, $ in Millions		INR (₨)	USD ($)
Due in the twelve months ending March 31:
2016		₨ 39,713.0	$ 637.3
2017		101,547.4	1,629.7
2018		98,097.7	1,574.3
2019		39,397.3	632.3
2020		2,500.0	40.1
Thereafter	[1]	174,679.0	2,803.4
Total		₨ 455,934.4	$ 7,317.1

[1]	The scheduled maturities of long-term debt do not include perpetual bonds of Rs. 2.0 billion.